UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2018

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry Into a Material Definitive Agreement.

The information set forth under “Amended and Restated Separation and Distribution Agreement” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under “Exchange of Newmark Holdings Units and Newmark Opco Units for Newmark Common Stock” in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

Announcement of Final Distribution Ratio for BGC Partners, Inc. Spin-Off of Newmark Group, Inc.

On November 26, 2018, BGC Partners, Inc. (“BGC Partners”) announced that it had determined the final distribution ratio relating to its previously announced distribution (the “Distribution”). In the Distribution, BGC Partners will distribute to BGC Partners stockholders all of the shares of Newmark Group, Inc. (“Newmark”) common stock that will be owned by BGC Partners as of immediately prior to the effective time of the Distribution, with shares of Newmark Class A common stock distributed to the holders of shares of BGC Partners Class A common stock and shares of Newmark Class B common stock distributed to the holders of shares of BGC Partners Class B common stock. The Distribution is expected to be effective as of 12:01 a.m., New York City time, on November 30, 2018 to BGC Partners stockholders of record as of the close of business on November 23, 2018 (the “Record Date”).

Based on the number of shares of BGC Partners common stock outstanding as of the close of business on the Record Date, BGC Partners stockholders as of the Record Date will receive in the Distribution 0.463895 of a share of Newmark Class A common stock for each share of BGC Partners Class A common stock held as of the Record Date, and 0.463895 of a share of Newmark Class B common stock for each share of BGC Partners Class B common stock held as of the Record Date. The final distribution ratio for the shares of Newmark Class A common stock to be distributed in the Distribution for each share of BGC Partners Class A common stock was calculated by dividing the number of shares of Newmark Class A common stock to be distributed in the Distribution by the number of shares of BGC Partners Class A common stock outstanding as of the close of business on the Record Date. The final distribution ratio for the shares of Newmark Class B common stock to be distributed in the Distribution for each share of BGC Partners Class B common stock was calculated by dividing the number of shares of Newmark Class B common stock to be distributed in the Distribution by the number of shares of BGC Partners Class B common stock outstanding as of the close of business on the Record Date. Following the Distribution, BGC Partners will no longer hold any shares of Newmark common stock.

No fractional shares of Newmark common stock will be distributed in the Distribution. Instead, BGC Partners stockholders will receive cash in lieu of any fraction of a share of Newmark common stock that they otherwise would have received in the Distribution.

The shares of Newmark common stock to be distributed will be delivered in book-entry form, and BGC Partners stockholders who hold their shares through brokers or other nominees will have their shares of Newmark common stock credited to their accounts by their brokers or other nominees. The Distribution is intended to qualify as generally tax free to BGC Partners stockholders for U.S. federal income tax purposes.

For additional information, registered stockholders of BGC Partners should contact BGC Partners’ transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449 (toll-free) or (718) 921-8317. BGC Partners stockholders who hold their shares through brokers or other nominees should contact their brokers or other nominees directly.

A copy of the BGC Partners press release announcing the final distribution ratio is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the Distribution, on or about November 26, 2018, BGC Partners sent an information statement (the “Information Statement”) to its stockholders of record on the Record Date. The Information Statement contains a description of Newmark, as well as a description of the Distribution and certain U.S. federal income tax consequences of the Distribution. The Information Statement is attached hereto as Exhibit 99.2.

BGC 2019 Note Repayment

As previously disclosed, on December 13, 2017, prior to the closing of the initial public offering of Newmark Class A common stock, BGC Partners, BGC Holdings, L.P. (“BGC Holdings”), BGC Partners, L.P. (“BGC U.S. Opco”) and their respective subsidiaries (other than the Newmark group (defined below), the “BGC group”) transferred to Newmark, Newmark Holdings, L.P. (“Newmark Holdings”) and Newmark Partners, L.P. (“Newmark Opco”) and their respective subsidiaries (the “Newmark group”) the assets and liabilities of the BGC group relating to BGC Partners’ real estate services business (the “Separation”). In connection with the Separation, BGC Partners retained the right to receive payments in respect of certain note obligations owed to BGC Partners by BGC U.S. Opco that were assumed by Newmark Opco, including a note issued by BGC U.S. Opco to BGC Partners in connection with the issuance by BGC Partners of its 5.375% Senior Notes due 2019 (the “5.375% Notes”), in the aggregate principal amount of $300.0 million, referred to as the “BGC 2019 Note.” Also, as previously disclosed, BGC Partners will redeem the 5.375% Notes on December 5, 2018 (the “Redemption Date”) at a redemption price equal to the discounted present value of the principal amount of the notes to be redeemed and future interest payable thereunder for periods after the Redemption Date, plus accrued and unpaid interest to, but excluding, the Redemption Date.

On November 23, 2018, Newmark Opco repaid the BGC 2019 Note, at a redemption price equal to the estimated redemption price to be paid by BGC Partners in respect of the 5.375% Notes, primarily using proceeds from the sale of Newmark’s 6.125% Senior Notes due 2023. After such repayment, Newmark has no further debt obligations owed to or guaranteed by BGC Partners.

Amended and Restated Separation and Distribution Agreement

On November 23, 2018, BGC Partners, BGC Holdings, BGC U.S. Opco, Newmark, Newmark Holdings, Newmark Opco and, solely for the provisions set forth therein, Cantor Fitzgerald, L.P. and BGC Global Holdings, L.P. (“BGC Global Opco” and, collectively, the “Parties”) entered into an Amended and Restated Separation and Distribution Agreement (the “Amended and Restated Separation and Distribution Agreement”).

The Parties had previously entered into a Separation and Distribution Agreement, dated as of December 13, 2017 (the “Original Separation and Distribution Agreement”), which provided, among other things, for the terms and conditions on which (a) the real estate services business of Newmark would be separated from the other businesses of BGC Partners, (b) Newmark would conduct an initial public offering of its Class A common stock and (c) BGC Partners would effect the Distribution.

On November 8, 2018, the Parties entered into Amendment No. 1 to the Original Separation and Distribution Agreement (“Amendment No. 1”) to include certain amendments in light of, among other things, an investment by the BGC group in the Newmark group. The Parties executed the Amended and Restated Separation and Distribution Agreement to amend the Original Separation and Distribution Agreement, as amended by Amendment No. 1, and to restate the entire agreement in the form of the Amended and Restated Separation and Distribution Agreement. As compared to the Original Separation and Distribution Agreement, the Amended and Restated Separation and Distribution Agreement includes, among others, the following changes:

•

for purposes of calculating the Distribution Ratio (as defined in the Amended and Restated Separation and Distribution Agreement), the number of shares of Newmark common stock held by BGC Partners includes shares of Newmark common stock that would be held by BGC Partners if all Newmark Opco units and exchangeable Newmark Holdings units held by BGC Partners and its subsidiaries were exchanged for shares of Newmark common stock and distributed to BGC Partners;

•

prior to the Distribution, BGC U.S. Opco and BGC Global Opco shall distribute any Newmark Opco units or Newmark Holdings units held by such entities to their equityholders, and prior to the Distribution, BGC Partners shall contribute any Newmark Opco units held by it (including Newmark Opco units underlying Newmark Holdings units) to Newmark in exchange for newly issued shares of Newmark common stock;

•

prior to the Distribution, in connection with a mandatory reinvestment by BGC Partners following the issuance of shares of BGC Partners common stock, BGC Partners could contribute the net proceeds of such issuance to BGC U.S. Opco and BGC Global Opco in exchange for a combination of (i) newly issued BGC U.S. Opco units, (ii) newly issued BGC Global Opco units and (iii) Newmark Opco and/or Newmark Holdings units held by BGC U.S. Opco and/or BGC Global Opco;

•

prior to the Distribution, in the event that any person forfeits any restricted shares of BGC Partners common stock, BGC Partners would deliver BGC U.S. Opco units, BGC Global Opco units and Newmark Opco units to BGC U.S. Opco, BGC Global Opco and Newmark Opco, respectively;

•

the existing adjustment to the Exchange Ratio (as defined in the Amended and Restated Separation and Distribution Agreement) was revised so that, in the event that there shall be any Reinvestment Cash (as defined in the Amended and Restated Separation and Distribution Agreement) in any fiscal quarter, the Exchange Ratio shall be adjusted so that it shall be equal to (i) the number of fully diluted outstanding shares of Newmark common stock (as defined in the Amended and Restated Separation and Distribution Agreement) as of immediately prior to such adjustment, divided by (ii) the sum of (A) the number of fully diluted outstanding shares of Newmark common stock as of immediately prior to such adjustment, plus (B) the Adjustment Factor (as defined below) for such fiscal quarter plus (C) the sum of the aggregate Adjustment Factors for all prior fiscal quarters following the initial public offering of Newmark Class A common stock, where:

•

the Adjustment Factor shall be equal to the Reinvestment Cash divided by the Newmark Current Market Price (as defined in the Amended and Restated Separation and Distribution Agreement) as of the day prior to the date on which the adjustment to the Exchange Ratio is made for such fiscal quarter; provided that

•

if, in any subsequent fiscal quarter, the Exchange Ratio shall be further adjusted and the Newmark Current Market Price as of the day prior to the date on which such further adjustment is made is greater than the Newmark Current Market Price used in the bullet above, then the Adjustment Factor for such prior fiscal quarter shall be re-calculated using such greater Newmark Current Market Price; and

•

BGC U.S. Opco and BGC Global Opco, on the one hand, and Newmark Opco, on the other hand, shall each be responsible to issue an appropriate number of units to BGC Partners in connection with potential issuance of a share of BGC Partners common stock by BGC Partners prior to the Distribution, where such share of BGC Partners common stock was included in the fully diluted share count of BGC Partners as of the Partnership Divisions (as defined in the Amended and Restated Separation and Distribution Agreement).

The foregoing description of the Amended and Restated Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Separation and Distribution Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Exchange of Newmark Holdings Units and Newmark Opco Units for Newmark Common Stock

On November 23, 2018, Newmark issued 9,388,747 shares of Newmark Class A common stock and 5,445,488 shares of Newmark Class B common stock to BGC Partners in exchange for 15,147,795 exchangeable Newmark Holdings units from BGC Partners, and 6,903,875 shares of Newmark Class A common stock in exchange for 7,049,807 Newmark Opco units contributed to Newmark by BGC Partners (the “Newmark Issuance”). No additional consideration was paid to Newmark by BGC Partners for the Newmark Issuance. The Newmark Issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Discussion of Forward-Looking Statements About Newmark and BGC Partners

Statements in this document regarding Newmark and BGC Partners that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. Except as required by law, Newmark and BGC Partners undertake no obligation to update any forward-looking statements. For a discussion of risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see Newmark’s and BGC Partners’ Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in these filings and any updates to such risk factors contained in subsequent Forms 10-K, Forms 10-Q or Forms 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The exhibit index set forth below is incorporated by reference in response to this Item 9.01.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Separation and Distribution Agreement, dated as of November 23, 2018, by and among Cantor Fitzgerald, L.P., BGC Partners, Inc., BGC Holdings, L.P., BGC Partners, L.P., BGC Global Holdings, L.P., Newmark Group, Inc., Newmark Holdings, L.P. and Newmark Partners, L.P.*

99.1	BGC Partners, Inc. Press Release, dated November 26, 2018.

99.2	BGC Partners, Inc. Information Statement, dated November 26, 2018.

*

Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Newmark agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: November 27, 2018	By:	/S/ HOWARD W. LUTNICK
Name: Howard W. Lutnick
Title: Chairman

[Signature Page to Form 8-K, dated November 27, 2018, Regarding, Among Other Things, the Final Distribution Ratio for BGC Partners’ Distribution of Shares of Newmark Common Stock]